UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2013

Date of reporting period: November 1, 2012 – October 31, 2013

Item 1.	Shareholder Report.

Total Dynamic Dividend Fund

October 31,

2013

Annual Report

Alpine View
October 31, 2013

Dear Investors:

The fiscal year ended October 31, 2013 presented a difficult and complex year for investors across capital markets. However, like 2012, it has produced positive returns as economic and business momentum remain favorable. We are nearly five years past the trough of the global financial crisis which occurred from November, 2008 through early March, 2009. The positive performance of stocks since that time may appear to have moved ahead of the economic recovery in the real economy, however, this must be considered in the context of the extreme trough of valuations after the 2008 financial crisis. Generally, the price of many equities today, as measured against typical parameters such as price to earnings multiples, earnings yield relative to treasury yields, share price to cash flow, discounted cash flows, or EV/EBITDA (enterprise value divided by earnings before interest taxes depreciation and amortization), are typically less expensive than during the 2007 peak. Thus, in the context of a normalized business cycle we believe that the most relevant question becomes where are corporate earnings and overall business activity trending? Given the slow pace of recovery, Alpine believes we are only in the middle of a protracted economic cycle.

The slow pace of recovery as measured by job creation, business capital expenditures, per capita income growth, new business formation, the pace of car and home sales, as well as retail consumption patterns amongst other components of gross domestic product (GDP), suggests that the tepid economy is far from testing the limits of capacity or productivity. This has contributed to the continued lack of material goods inflation, despite the sustained efforts of the global central bankers to provide inexpensive financial liquidity. The lack of growth is evident from the recent earnings reports of the S&P 500® Index companies, which in many cases reflected positive earnings growth with minimal or even declining top line revenue trends. Companies have wrung productivity gains through technological streamlining, enhanced production processes, cost containment and reducing costs of capital through refinancing or restructuring debt. Increasingly, market participants are concerned that companies may be approaching the limits of such profit margin enhancements. Going forward, we believe the market’s focus may turn to macro factors underpinning the prospects for economic growth which, if positive, should stimulate incremental demand for goods and services, boost aggregate revenues, and ultimately drive returns.

The year began with the traditional economic concerns as it became increasingly evident that the more than thirty-year trend of declining interest rates was nearing an end. The tug-of-war between inflation and deflation seemed to be tilting in the direction of the former as 2012 rolled into 2013, but swung abruptly in the second calendar quarter back to worries over U.S. economic slowing due to reduced government spending as sequestration cuts were implemented. Then the Federal Reserve (Fed) upset the capital markets shortly after interest rates hit record lows at the end of April when Fed Chairman Bernanke announced a process through which the economy would be weaned off the current Quantitative Easing (QE) program, the mechanism by which the Federal Reserve is making $85 billion of monthly purchases of treasury and mortgage backed securities in order to keep interest rates low. The Fed proposed that they would ‘taper’ down QE from $85 billion to $0 in the coming year contingent on the domestic economy showing signs of recovery. Thus, two new words entered the economists’ lexicon this year: ‘sequestration’ and ‘taper’.

Due to the inability of the President and Congress to find common ground between ideology and political opportunism, there has been limited fiscal stimulus deployed towards economic recovery over the past three years. This is in stark contrast to historical precedent where economic stimulus typically extended for two to three years after a recession. Since some lawmakers, investors and economists believed that more stimulus would only inflate the existing debt position, they argued for austerity measures, which precluded more fiscal deficit spending. Sequestration came into play earlier this year as a force majeure created by Congress in anticipation of their inability to come to terms with both current and future fiscal responsibilities. Most economists forecasted that the sequestration process, which indiscriminately reduced spending across the U.S. government, would impact the economy by over a half percent of GDP. In effect, Congress chose to impose the burden of deficit reduction now, rather than waiting until a future date, even if the economy might be on a more stable footing then. It is clear that uncertainty surrounding government policy has significantly dampened business investment sentiment.

In the wake of the financial crisis the Fed was left as the only entity which could provide economic stimulus in the form of cheap money. However, low interest rates alone would not been enough to stimulate economic activity because the lending operations of many domestic financial institutions were significantly impaired by the near collapse of 2008. Since the onset of the crisis the Fed has utilized numerous tools in order to repair the credit mechanism in the economy. In 2012, the Fed acknowledged the potential of a deflationary effect from diminished fiscal spending combined with restricted bank lending practices, and launched the current wave of its QE program which targeted the open-ended purchase of mortgage and treasury bonds from the banks at a profit. We believe the program almost certainly has helped to stabilize the U.S. banking system, to raise the value of financial assets, and even to stimulate modest job growth. Unfortunately, the liquidity introduced into global markets through the latest QE measures also introduced distortions into the economy including excess leverage and speculation in some segments of the capital markets. Thus in our opinion, the limitless duration of open-ended easing could not go on indefinitely without causing more problems. The market became both concerned that the taper would undermine the renewed strength of our banking system and feared the unknown potential level where unsupported interest rates might settle (presumably higher). This forced many investors holding positions in interest sensitive investments to sell, hedge or otherwise reduce much of their interest rate exposure. As a result of the sudden unwinding of these positions, prices fell sharply in May and June of this year. Bond yields, foreign sovereign yields and mortgage yields rose precipitously as the market began discounting the potential impact of Fed tapering.

Annual Report | October 31, 2013	1

Alpine View
October 31, 2013

The market’s knee-jerk reaction to the May taper announcement proved to be premature as the Fed, in fact, did not begin tapering in September as most expected. In fact, since the sell-off in May, the Fed has gone to great lengths to communicate its decision making parameters and to strengthen the credibility of its forward guidance on interest rates. Indeed, in recent comments by prospective Fed Governor Janet Yellen, after the close of our Funds’ fiscal year, she emphasized that when tapering does occur it will be done in accordance with improvement in economic data and will be at a very gradual pace. Thus, bonds have rallied somewhat as we enter a new phase in the seemingly never ending dance of the capital markets.

Despite tapering concerns, which have at times had traders responding to changes in sentiment on what often seems to be a daily basis, the overall direction and tone of the markets has been positive. Indeed, the S&P 500® Index, as well as other indices, surpassed the price levels of 2007 in April of this year, establishing new highs through the end of the fiscal year. As we reported in the past, the equity markets continue to climb a ‘wall of worry’, two steps forward, one step back, looking over a shoulder both to see how far we have advanced as well as whether danger lurks in our shadow. This could be a very positive stance for investment markets, provided that the fundamentals are supportive. In this light, let us return to the story of limited top-line revenue growth as opposed to bottom-line earnings growth.

Without broad economic growth, revenue growth is dependent upon market share gains or an expanding demand for specific goods and services. For most economies to grow there has to be job creation first and foremost, followed by income growth which should be sustained by enhanced productive capacity. As we closely monitor business trends and capital flows it is becoming increasingly apparent that the world’s more robust economies, notably the developed economies of North America and Asia, are at the nascent stages of a durable recovery, even if broad growth has yet to be sustained. Specifically, the United States and Japan are showing positive, if not consistent, trends in new orders and capital investment. While such investment is not as broad based as we would like to see across different segments of the economy, automobile sales, new building starts (both commercial and residential), as well as selective capital goods hold the potential for a sustained capital goods cycle.

Outside the United States, the traditional engines of global economic growth appear to be aligning in part due to significant monetary easing utilizing QE type policies in both Japan and Great Britain as well as, to a limited degree, the Eurozone. This is providing scope for these countries domestic banking sectors to heal and for capital markets to begin re-pricing risk more favorably in terms of higher stock prices and increasing money flows moving along the capital stack toward a higher risk/reward profile. Japan is riding the wave of ‘Abenomics’, pushing both aggressive monetary loosening and increasing fiscal reforms into the economy. If both the business and consumer segments of the economy can be kick started, then markets could continue pricing in a reflation of growth expectations across the economy, which in turn could create a virtuous cycle across other countries given Japan’s oversized role in the global economy. While the overall economic picture in Europe remains difficult due to continued high unemployment and a weak banking system, particularly in Southern Europe, the economies in Germany and Great Britain continue to motor along. Emblematic of this stage of recovery in Europe is Ireland, which was arguably one of the major beneficiaries of the prior period of excess capital in the early part of last decade. Following a period of fiscal austerity and recapitalization of its banking system, there is strong evidence for recovery as property prices rise and investment capital begins to flow into new business formation ultimately leading to job growth.

With respect to the larger emerging markets we can look to continued solid growth out of China, in spite of the fact that China faces challenges of its own in terms of its banking structure and lending channels. Nonetheless, China’s current account surpluses and foreign capital reserves provide significant support for them to maintain stability as the economy continues its transformation from a pure low priced exporter towards a higher value added producer with a growing consumer base. We note that a number of trends of internet retail demand are globally led by the Chinese consumer, both in terms of the double-digit growth rate of retail sales to the single day record for sales volume ($5.75 billion of sales were recorded by Alibaba.com on November 11 of this year). We believe that the business cycle in many other emerging markets will remain a bit choppy over the first half of next year, however, to a certain extent, the developing economies have been able to take advantage of the delay in Fed tapering, to implement agendas to address the uncertain growth outlook and the expected rise in bond yields. We expect such adjustments could drive business capital expenditure to offset fading governmental economic support (be it fiscal or monetary) to set the stage for the next phase of global economic activity.

While we believe that as economies begin to pick up steam over the next two to three years there will be greater consumer demand for goods and services which may again lead to an excess rate of expansion in prices as well as activity, none of this appears to be present in traditional measures of inflation. The price of gold fell by 23.11% over the fiscal year, while silver declined by 32.03%. As uncertainties over China’s growth trajectory worked through the global economy, resource-based countries saw their currencies decline, notably the Australian Dollar was down 8.87%, Brazilian Real down 9.33%, South African Rand down 10.73% and Indonesian Rupiah down 12.49%. It’s worth noting that Japan was able to depreciate what many believed was an overvalued Yen, leading to an 18.9% fall, which corresponded with significant monetary stimulus and Quantitative Easing in an effort to raise equity prices and jumpstart inflation in its economy. Just to emphasize that currency markets are especially sensitive to global flows of capital, it is worth noting that the largest currency declines during the fiscal year occurred in the Syrian Pound and the Iranian Rial, both of which dropped by over 50% as those countries endured the hardships of civil war and economic blockade respectively.

In summary, we believe the current data suggest that establishing a new trend in global inflation, economic activity and capital availability could be a few years away. Interest rates could remain low relative

2

Alpine View
October 31, 2013

to history, with the prospect for the yield curve tilting higher over time. This implies relatively appealing prospects for equities, assuming valuations remain sensible. At this time current equity valuations appear reasonable, notwithstanding the selective exuberance of the crowd searching for “the next new thing”, be it web retailers, new energy technology or social media related stocks.

In our view other issues that the capital markets would look at favorably include Congress providing a modicum of current fiscal stimulus over the next twelve to twenty-four months via appropriate tax incentives combined with enacting a program to tackle the long term entitlement pressures before they become more corrosive in 2020. In the meantime, the prospect of reasonable earnings growth, moderate top line expansion, rising corporate capex and gradual strengthening of the employment market could lead to a more traditional balance between the corporate sector, government and public expenditures and thereby provide a sustained basis for equity total returns over the next few years.

We appreciate your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

Capex (aka Capitalization Expenditure) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. This type of outlay is made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially Net Income with Interest, Taxes, Depreciation, and Amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

EV (Enterprise Value) is a measure of a company’s value.

Price to Earnings is a valuation ratio of a company’s current share price compared to its per-share earnings.

S&P 500® Index is float-adjusted, market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Annual Report | October 31, 2013	3

Manager Commentary
October 31, 2013

Dear Investor:

For the fiscal year ended October 31, 2013, the net asset value of Alpine Total Dynamic Dividend Fund (“AOD”) generated a total return of 17.60% and there was a 9.11% return on the market price of AOD. Our benchmark, the MSCI All Country World Index Gross USD, had a total return of 23.89%. On December 13, 2012, we were named co-portfolio managers of AOD. From that date until October 31, 2013, the total return on the net asset value of AOD was 17.07% and the market price return for the same period was 11.61% versus the benchmark total return of 19.56%. All returns include reinvestment of all distributions. The Fund’s discount to net asset value (NAV) increased from 8.5% at the end of last fiscal year to 15.1% on October 31, 2013. The Fund distributed $0.408 per share during the fiscal year.

As previously announced in January 2013, we reduced the distribution rate during the period to align the Fund’s distribution rate with our assessment of its then long-term return potential as well as our projected levels of dividend income available to the Fund and to provide the Fund more flexibility to seek capital appreciation.

As we announced in December 2013, the Fund’s monthly distributions are being increased by 4.63% from the December 2013 rate for the month of January 2014. The increase in the monthly distribution is based on the Fund’s performance since the current portfolio management team began managing the Fund in December 2012, the Adviser’s current view of the Fund’s long-term return potential and the level of dividend income the Fund currently expects to be able to generate over the upcoming year. The Fund’s management and Board will continue to evaluate the level of distribution on a regular basis. As portfolio and market conditions change, the amount of the Fund’s future monthly distributions may be adjusted.

In its ongoing efforts to seek to enhance shareholder value, the Board has also approved a 1 for 2 reverse stock split for the Fund, the effective date of which is expected to be January 21, 2014, prior to the opening of trading on the New York Stock Exchange. Once the reverse stock split is complete, each shareholder’s account will reflect fewer shares with a higher net asset value and market price per share. Each shareholder will hold the same percentage of the Fund’s outstanding common shares immediately following the reverse stock split as held immediately prior to the split, subject to adjustments for the intended sale of fractional shares resulting from the transaction.

On December 20, 2013, the Board of Trustees of the Fund approved a change in the range of the Fund’s expected investment in securities of non-U.S. issuers to 35%-80% of the Fund’s total assets from 50%-80% of the Fund’s total assets. We believe that this change will provide additional flexibility in our efforts to pursue capital appreciation as we continue to seek high current income.

In February 2013, AOD announced that its Board of Trustees, as part of an ongoing evaluation of strategic options focusing on enhancing shareholder value, authorized a share repurchase plan. As of October 31, 2013, AOD has purchased 3,544,829 shares under the plan. This buyback has been accretive to shareholders, adding approximately $ 0.01126 per share as the Fund bought shares in the open market at prices that were at a discount to net asset value ranging from between 12.4% to 16%. The amount and timing of repurchases under the plan is at the discretion of the Adviser, and is subject to market conditions and investment objectives. The Board will continue to monitor the repurchase plan, which can be terminated at any time.

Performance Drivers

While most major markets across the world exhibited positive returns in the 12-month period ended October 31, 2013, the dichotomy in returns between developed and emerging markets was striking, with the S&P 500® Index and the MSCI Europe Index, up 27.18% and 28.51% respectively, far outperforming the MSCI Emerging Market Index’s 6.90% return. We believe the performance of the indices themselves masked differing sensitivities to rising interest rates among different sectors: the S&P 500 Financials Index, a perceived beneficiary of rising interest rates, returned 31.91%, while the S&P 500 Utilities Index was up only 9.51% for the 12 month period.

To get a sense of the drivers of these diverging returns, it helps to examine some of the important macroeconomic events during the period. The downward pressure on global interest rates that had fueled the broad rally for high yielding securities reversed abruptly in May 2013, as there was speculation that the Federal Reserve (the “Fed”) might reduce its bond purchases. The 10-year Treasury yield rose from a low of 1.6% in early May to 3.0% by September 2013 as Fed Chairman Bernanke confirmed that the Fed would likely begin tapering its quantitative easing program by the end of the year.

Stocks have since resumed their upward climb as the Fed backed away from its earlier inclination to taper its bond-buying program. Leading indicators such as industrial production and consumer confidence surveys have continued to improve across many regions, particularly in Europe, with Chancellor Angela Merkel’s resounding victory in German national elections providing strong support for the European unification process.

For the twelve month period, the industrials and utilities sectors had the greatest positive effect on the Fund’s total return on a relative basis. In the industrials sector, the Fund benefited from its exposure to companies that had a specific catalyst such as a new CEO at Canadian Pacific, and a successful debt refinancing and operational restructuring at R.R. Donnelley. In the utilities sector, the Fund benefited from its underweight to domestic, interest-rate sensitive utilities and its exposure to well positioned European companies like Veolia Environnement. On a relative basis, the consumer discretionary and financial sectors had the greatest negative effect on total return. The Fund was adversely impacted by its exposure to companies in the consumer discretionary sector that were directly impacted by the hike in payroll taxes, colder-than-normal weather in the spring, and persistently high gasoline prices in the United States. In the financial sector, the Fund underperformed due primarily to its exposure to Asian banks and mortgage REITs which were adversely affected by rising interest rates.

Manager Commentary
October 31, 2013

Portfolio Analysis

The top five contributors to the Fund’s performance for the fiscal year ending October 31, 2013 based on contribution to total return were R.R. Donnelley & Sons (99.94%), Vodafone Group Plc (52.34%), Canadian Pacific Railway Ltd (56.24%), Walgreen Company (60.83%), and Avago Technologies Ltd. (40.07%).

R.R. Donnelly (average weight 1.10%) was the Fund’s top-performing stock for the year as the company delivered earnings that exceeded expectations, showing great progress in shifting its revenue mix from secularly declining segments such as Books and Directories towards growth segments including Logistics Services and Global Turnkey Solutions. R.R. Donnelly may have reached an inflection point as it has begun to show organic growth in its traditional print business. The company has also refinanced a portion of their debt at lower interest rates.

Vodafone (average weight 1.96%) is a multinational telecommunications company. The stock outperformed initially due to speculation that the company would sell its stake in Verizon Wireless to Verizon Communications. After the deal was announced, Vodafone continued to outperform due to the higher than expected price that Verizon Communications agreed to pay for the stake, and due to the announcement of the large dividend that Vodafone will pay once the sale is completed. There is currently speculation that AT&T may bid for Vodafone once the Verizon Wireless sale closes in 2014.

Canadian Pacific Railway (average weight 1.49%) was a top-performing stock for the fiscal year as the new CEO Hunter Harrison’s efforts to restructure the railway began to bear fruit. The restructuring has included headcount reduction, running more efficient (longer) trains, and a fuel conservation strategy. These changes have been implemented faster than the original timetable set out by the new management team resulting in a lower operating ratio. We believe the company may be able to increase their customer base by offering better services.

Walgreen Company (average weight 1.10%) is the nation’s largest drugstore chain with over 8,000 mostly freestanding stores. The stock has outperformed peers partly due to its highly accretive 10 year drug distribution agreement with AmerisourceBergen announced in March 2013. Between this deal and the acquisition of Alliance Boots (Europe’s largest drug wholesaler), Walgreens effectively tripled its generic drug buying power, leading to significant cost savings.

Avago Technologies (average weight 1.53%) designs, develops, and supplies analog semiconductor devices worldwide. Avago has outperformed as it has consistently exceeded earnings expectations. Avago has experienced a secular tailwind in the growth of the wireless market. We believe Avago is positioned to benefit from the global increase of LTE penetration over the next several years.

The bottom five contributors to the Fund’s performance for the fiscal year ending October 31, 2013 based on contribution to total return were Subsea 7 (-18.42%), Apple Inc (-9.93%), Tronox Ltd (-25.33%), American Eagle Outfitters (-23.96%), and Petrofac Ltd (-27.51%).

Subsea 7 (average weight 0.75%) is one of three main competitors in subsea construction, one of the fastest growing segments of the oil services industry. Having earned a reputation for its strong risk management and conservative bidding practices, the market was justifiably surprised when Subsea 7 announced that the full-life project loss on its $1 billion contract with Petrobras would be up to three times higher than estimated just three months previously, wiping out as much as a third of annual operating income at the company. We no longer have a position in Subsea 7.

Apple (average weight 2.10%) was an underperformer as the company’s product cycle failed to impress consumers and growth came to a halt in the high end of the mobile smart phone market. In addition, Apple lacked a product in the faster growing mass market channel. Some investor activism helped the shares rebound nicely from their lows but it wasn’t enough to completely offset the earlier underperformance.

Tronox Ltd (average weight 0.05%) is the only vertically integrated producer of titanium dioxide (TiO2), a whitening/brightening pigment used in paints, plastics, paper, sunscreen and food coloring with no effective substitutes. Due to an extended destocking period in China and weak end markets in Europe, the Board of Tronox decided to cancel the special dividend for which we were invested in the stock and we sold the position.

American Eagle Outfitters (average weight 1.17%) is a mall-based retailer of denim and other casual apparel and accessories aimed at young men and women ages 15-25. Following six quarters of impressive performance, the increasingly promotional environment in the teen retail space caught up with American Eagle, driving negative returns and declining margins.

Petrofac Ltd (average weight 0.79%) is an oil and gas-focused engineering, procurement and construction company with a strong reputation as a primary contractor able to execute large capital projects in a range of competencies from upstream to downstream facilities. The stock underperformed as a dearth of project awards in the increasingly competitive onshore markets led to pressure on revenues and margins. We no longer have a position in Petrofac.

In order to achieve its dividend, the Fund participated in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position. Although these strategies have resulted in higher turnover and associated transaction costs for the Fund overall the Fund’s turnover rate has significantly decreased as we have relied less upon these strategies this year. We have also used leverage at times in the execution of these strategies rather than selling core holdings. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

Annual Report | October 31, 2013	5

Manager Commentary
October 31, 2013

We have hedged a portion of our currency exposures to the Swiss Franc, Japanese Yen and British Pound in an effort to reduce our net currency exposure.

Summary & Outlook

We believe the Alpine Total Dynamic Dividend Fund has been reinvigorated in order to best pursue its investment objective: to seek high current dividend income while also focusing on total return for long-term growth of capital. We have shifted to a team-based structure that incorporates both top-down and bottom-up stock picking. The investment team includes experienced Alpine portfolio managers and research analysts who provide analysis and recommendations on stocks within the sectors they cover. We, along with our CEO, CIO and Senior Investment Risk Strategist, comprise a committee that provides strategic oversight to the Fund and monitors sector and regional exposures, as well as quantitative and qualitative risk factors.

While we are concerned that there may be lingering effects of the U.S. government shutdown and the political squabbling over the debt ceiling, there are many bright spots in the U.S. economy. Auto sales -have improved, and there has been a broad-based gain in manufacturing activity. The energy renaissance spurred by hydraulic fracturing technologies has created a durable cost advantage for many domestic industries reliant on fossil fuels, a trend that is starting to manifest itself in rising margins. The Affordable Care Act, despite all the negative politically-charged rhetoric, has created a potential tailwind for multiple subsectors of the healthcare industry. Europe continues to stabilize with many leading economists now forecasting growth for the first time in several years. And with the valuation of stocks in many emerging markets countries at historical lows relative to their developed market counterparts, we are finding some attractive risk/reward opportunities. The Fund maintains its focus on, what we believe are high quality companies with strong balance sheets and strong potential to grow earnings and dividends amidst an uncertain macro-economic environment.

Sincerely,

Brian Hennessey
Joshua Duitz

Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and / or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website, www.alpinefunds.com. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Final determination of the federal income tax characteristics of distributions paid during calendar year 2013 will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Manager Commentary
October 31, 2013

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or

Annual Report | October 31, 2013	7

Manager Commentary
October 31, 2013

swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Accretive is the growth or increase by gradual addition.

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

The MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI data may not be reproduced or used for any other purpose.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

The S&P 500® Utilities Index comprises those companies included in the S&P 500 that are classified as members of the GICS® utilities sector.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
October 31, 2013 (Unaudited)

PERFORMANCE(1) As of October 31, 2013 (unaudited)

	Ending Value as of 10/31/13	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Total Dynamic Dividend Fund | NAV(3)	$4.91	17.60%	6.12%	6.28%	-4.54%
Alpine Total Dynamic Dividend Fund | Market Price	$4.17	9.11%	2.08%	2.13%	-7.47%
S&P 500® Index		27.18%	16.56%	15.17%	5.41%
MSCI All Country World (Ex-Japan) Index Gross USD		23.17%	11.18%	14.61%	4.29%
MSCI All Country World Index Gross USD(4)		23.89%	10.85%	14.00%	3.78%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on January 26, 2007. IPO price of $20 used in calculating performance information for the market price.
(3)	Performance at NAV includes fees and expenses.
(4)	Effective April 30, 2013, the Fund changed the benchmark against which it measures its performance from the MSCI All Country World (Ex-Japan) Index Gross USD to the MSCI All Country World Index Gross USD. The Adviser believes that the MSCI All Country World more accurately reflects the investment strategy of the Fund.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The MSCI All Country World (Ex-Japan) Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding Japan. Source: MSCI.

The MSCI All Country World Index Gross USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

PORTFOLIO DISTRIBUTIONS* (unaudited)

TOP 10 HOLDINGS* (unaudited)
Vodafone Group PLC-ADR	2.3%	United Kingdom
QUALCOMM, Inc.	1.9%	United States
RR Donnelley & Sons Co.	1.7%	United States
Nestle SA	1.7%	Switzerland
Apple, Inc.	1.7%	United States
Roche Holding AG	1.6%	Switzerland
Novartis AG-ADR	1.6%	Switzerland
Walgreen Co.	1.6%	United States
Diageo PLC	1.5%	United Kingdom
Canadian Pacific Railway, Ltd.	1.5%	Canada
Top 10 Holdings	17.1%

TOP 5 COUNTRIES* (unaudited)
United States	47.0%
United Kingdom	10.8%
Switzerland	6.6%
Japan	6.1%
France	5.5%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/13 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Annual Report | October 31, 2013	9

Manager Commentary
October 31, 2013

REGIONAL ALLOCATION** As of October 31, 2013

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2013

10

Report of Independent Registered Public Accounting Firm
October 31, 2013

To the Shareholders and Board of Trustees of
Alpine Total Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Alpine Total Dynamic Dividend Fund (the “Fund”), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Total Dynamic Dividend Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Princeton, New Jersey
December 27, 2013

Annual Report | October 31, 2013	11

Schedule of Portfolio Investments
October 31, 2013

Shares	Security Description	Value

COMMON STOCKS-96.9%
Aerospace & Defense-1.5%
190,000	European Aeronautic Defence and Space Co. NV	$13,055,981
26,500	MTU Aero Engines AG	2,647,795
		15,703,776
Airlines-1.3%
235,097	Japan Airlines Co., Ltd. (a)	13,699,846
Auto Components-0.9%
175,000	Bridgestone Corp.	5,970,965
638,000	GKN PLC	3,763,502
		9,734,467
Beverages-2.3%
81,000	Anheuser-Busch InBev NV-ADR	8,402,130
500,900	Diageo PLC	15,958,445
		24,360,575
Capital Markets-1.6%
601,000	Daiwa Securities Group, Inc.	5,451,968
360,000	Invesco, Ltd.	12,150,000
		17,601,968
Chemicals-3.2%
591,000	Clariant AG (b)	10,421,557
160,032	Croda International PLC	6,250,659
161,500	Koninklijke DSM NV	12,233,437
27,000	Linde AG	5,130,459
		34,036,112
Commercial Banks-6.3%
1,069,907	Aozora Bank, Ltd.	3,101,022
751,000	Bangkok Bank PCL	4,970,474
215,500	Hana Financial Group, Inc.	8,309,168
782,500	Mitsubishi UFJ Financial Group, Inc.	4,933,896
136,000	PNC Financial Services Group, Inc. (a)	10,000,080
5,845,015	PT Bank Rakyat Indonesia Persero Tbk	4,096,307
757,000	Sberbank of Russia-ADR	9,666,890
387,000	Standard Chartered PLC	9,304,630
55,000	Sumitomo Mitsui Financial Group, Inc.	2,637,292
244,500	Wells Fargo & Co. (a)	10,437,705
		67,457,464
Commercial Services & Supplies-2.0%
104,344	KAR Auction Services, Inc.	3,101,104
993,000	RR Donnelley & Sons Co.	18,440,010
		21,541,114
Communications Equipment-2.9%
477,000	Cisco Systems, Inc.	10,732,500
298,275	QUALCOMM, Inc. (a)	20,721,164
		31,453,664
Shares	Security Description	Value

Computers & Peripherals-2.7%
34,300	Apple, Inc. (a)	$17,916,605
438,000	EMC Corp.	10,542,660
		28,459,265
Construction & Engineering-1.0%
164,500	Vinci SA	10,552,159
Construction Materials-0.5%
67,000	HeidelbergCement AG	5,281,672
Containers & Packaging-0.5%
1,103,000	DS Smith PLC	5,351,630
Diversified Consumer Services-0.9%
1,688,000	Anhanguera Educacional Participacoes SA	10,096,956
Diversified Financial Services-1.6%
403,000	Bank of America Corp. (a)	5,625,880
238,000	Citigroup, Inc. (a)	11,609,640
		17,235,520
Electric Utilities-1.2%
296,000	Enersis SA-ADR	4,884,000
83,500	ITC Holdings Corp. (a)	8,399,265
		13,283,265
Energy Equipment & Services-2.4%
95,000	Ensco PLC-Class A	5,476,750
50,000	Gulfmark Offshore, Inc.-Class A	2,489,000
100,000	National Oilwell Varco, Inc.	8,118,000
775,000	Petroleum Geo-Services ASA	9,399,384
		25,483,134
Food & Staples Retailing-2.5%
88,300	Costco Wholesale Corp.	10,419,400
280,000	Walgreen Co.	16,587,200
		27,006,600
Food Products-2.8%
325,000	Mondelez International, Inc.-Class A (a)	10,933,000
255,000	Nestle SA	18,408,001
		29,341,001
Health Care Equipment & Supplies-1.8%
78,000	Baxter International, Inc.	5,137,860
223,000	Covidien PLC (a)	14,296,530
		19,434,390
Health Care Providers & Services-3.2%
302,000	HCA Holdings, Inc.	14,236,280
97,000	McKesson Corp.	15,164,980
68,500	UnitedHealth Group, Inc. (a)	4,675,810
		34,077,070
Hotels, Restaurants & Leisure-0.6%
93,256	Las Vegas Sands Corp.	6,548,436

The accompanying notes are an integral part of these financial statements.
12

Schedule of Portfolio Investments
October 31, 2013

Shares	Security Description	Value

Household Durables-1.7%
197,000	Electrolux AB-Series B	$4,864,160
184,500	Lennar Corp.-Class A	6,558,975
167,000	Ryland Group, Inc.	6,713,400
		18,136,535
Household Products-2.0%
169,500	Colgate-Palmolive Co. (a)	10,971,735
107,000	Energizer Holdings, Inc. (a)	10,497,770
		21,469,505
Insurance-2.6%
918,500	BB Seguridade Participacoes SA	10,032,896
240,000	Validus Holdings, Ltd. (a)	9,475,200
28,500	Zurich Insurance Group AG (b)	7,880,807
		27,388,903
IT Services-2.5%
208,000	Accenture PLC-Class A	15,288,000
64,000	International Business Machines Corp. (a)	11,469,440
		26,757,440
Life Sciences Tools & Services-0.7%
75,500	Thermo Fisher Scientific, Inc.	7,382,390
Machinery-1.8%
124,500	GEA Group AG	5,417,725
128,572	Snap-on, Inc. (a)	13,380,488
		18,798,213
Media-3.6%
897,200	British Sky Broadcasting Group PLC	13,486,592
301,000	Comcast Corp.-Class A	14,321,580
151,000	The Walt Disney Co. (a)	10,357,090
		38,165,262
Metals & Mining-1.0%
636,000	Vale SA-ADR	10,182,360
Multi-Utilities-1.0%
396,000	CMS Energy Corp. (a)	10,874,160
Multiline Retail-0.5%
23,000	Kering	5,226,045
Office Electronics-0.5%
531,000	Xerox Corp.	5,278,140
Oil, Gas & Consumable Fuels-5.9%
235,500	Enbridge, Inc. (a)	10,218,345
177,000	Energy XXI Bermuda, Ltd.	5,143,620
156,000	HollyFrontier Corp. (a)	7,185,360
63,000	Marathon Petroleum Corp.	4,514,580
86,000	Murphy Oil Corp.	5,187,520
84,000	Occidental Petroleum Corp.	8,070,720
498,000	Scorpio Tankers, Inc.	5,746,920
294,500	The Williams Cos., Inc.	10,516,595
102,500	Total SA	6,299,498
		62,883,158
Shares	Security Description	Value

Pharmaceuticals-5.5%
217,000	Novartis AG-ADR (a)	$16,828,350
349,000	Pfizer, Inc.	10,707,320
62,000	Roche Holding AG	17,164,710
252,500	Sanofi- ADR	13,503,700
		58,204,080
Real Estate Investment Trusts-6.7%
333,000	American Homes 4 Rent-Class A (b)(c)	5,154,840
160,300	American Homes 4 Rent-Class A (b)	2,481,444
124,000	American Tower Corp. (a)	9,839,400
425,000	Corrections Corp. of America	15,725,000
116,000	Digital Realty Trust, Inc.	5,528,560
390	Nippon Building Fund, Inc.	4,826,909
656	Nippon Prologis REIT, Inc.	6,537,984
2,875,000	TF Administradora Industrial S de RL de CV	5,685,106
1,031,000	Two Harbors Investment Corp.	9,619,230
674,738	Westfield Group	6,900,225
		72,298,698
Real Estate Management & Development-3.7%
577,000	BR Malls Participacoes SA	5,589,188
597,361	Cheung Kong Holdings, Ltd.	9,353,750
4,210,000	Global Logistic Properties, Ltd.	10,472,468
237,000	Mitsui Fudosan Co., Ltd.	7,797,163
780,199	Wharf Holdings, Ltd.	6,601,452
		39,814,021
Road & Rail-3.7%
2,334,000	All America Latina Logistica SA	8,355,808
110,000	Canadian Pacific Railway, Ltd. (a)	15,737,700
116,500	East Japan Railway Co.	10,082,528
35,580	Union Pacific Corp. (a)	5,386,812
		39,562,848
Semiconductors & Semiconductor Equipment-2.5%
341,000	Avago Technologies, Ltd. (a)	15,491,630
461,500	Intel Corp. (a)	11,274,445
		26,766,075
Specialty Retail-1.5%
664,500	American Eagle Outfitters, Inc.	10,293,105
253,000	Pier 1 Imports, Inc.	5,282,640
		15,575,745
Tobacco-1.0%
187,800	British American Tobacco PLC	10,346,427
Trading Companies & Distributors-1.0%
203,000	Wolseley PLC	10,939,720

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2013	13

Schedule of Portfolio Investments
October 31, 2013

Shares	Security Description	Value

Water Utilities-1.4%
288,000	American Water Works Co., Inc.	$12,346,560
245,000	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	2,599,450
		14,946,010
Wireless Telecommunication Services-2.3%
672,500	Vodafone Group PLC-ADR	24,761,450

TOTAL COMMON STOCKS (Cost $890,731,357)		1,033,497,269

EQUITY-LINKED STRUCTURED NOTES-2.3%
Hotel, Restaurants & Leisure-0.9%
340,000	Intercontinental Hotels Group (b)	9,905,480
Industrial Conglomerates-0.5%
163,500	Koninklijke Philips NV-Morgan Stanley BV	5,789,552
Multi-Utilities-0.9%
560,500	Veolia Environnement SA-Morgan Stanley BV	9,604,053

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $22,654,474)		25,299,085

TOTAL INVESTMENTS (Cost $913,385,831)—99.2%		1,058,796,354

OTHER ASSETS IN EXCESS OF LIABILITIES—0.8%		8,375,062

TOTAL NET ASSETS 100.0%		$1,067,171,416

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security is available to serve as collateral on the line of credit.
(b)	Non-income producing security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2013, securities restricted under Rule 144A had a total value of $5,154,840 which comprised 0.5% of the Fund’s net assets.

AB-Aktiebolag is the Swedish equivalent of a corporation.

ADR-American Depositary Receipt

AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA-Allmennaksjeselskap is the Norwegian term for a public limited company.

BV-Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL-Public Company Limited

PLC-Public Limited Company

REIT-Real Estate Investment Trust

S de RL de CV-Socieded de Responsabilidad Limitada de Capital Variable is the Spanish equivalent to Limited Liability Company.

SA-Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.
14

Statement of Assets and Liabilities
October 31, 2013

ASSETS

Investments, at value(1)	$1,058,796,354
Foreign currencies, at value(2)	1,922,094
Receivable from investment securities sold	15,447,701
Dividends receivable	10,028,792
Unrealized appreciation on forward currency contracts	61,411
Prepaid expenses and other assets	28,241
Total assets	1,086,284,593

LIABILITIES

Loan payable (Note 7)	5,896,658
Interest on loan payable	238
Payable for investment securities purchased	10,867,690
Unrealized depreciation on forward currency contracts	947,125
Accrued expenses and other liabilities:
Investment advisory fees	906,981
Administration fees	16,827
Other	477,658
Total liabilities	19,113,177
Net Assets	$1,067,171,416

NET ASSETS REPRESENTED BY

Paid-in-capital	$4,064,456,317
Undistributed net investment income	966,487
Accumulated net realized loss from investments and foreign currency transactions	(3,142,740,926)
Net unrealized appreciation on investments and foreign currency translations	144,489,538
Net Assets	$1,067,171,416
Net asset value
Net assets	$1,067,171,416
Shares of beneficial interest issued and outstanding	217,485,664
Net asset value per share	$4.91
(1) Total cost of investments	$913,385,831
(2) Cost of foreign currencies	$1,925,626

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2013	15

Statement of Operations
For the Year Ended October 31, 2013

INVESTMENT INCOME

Dividend income	$89,254,570
Less: Foreign taxes withheld	(2,532,982)
Interest	576
Total investment income	86,722,164

EXPENSES

Investment advisory fee (Note 4)	10,623,738
Printing and mailing fees	299,150
Administration fee (Note 4)	208,223
NYSE fees	195,911
Audit and tax fees	177,860
Interest on loan (Note 7)	138,016
Trustee fees	92,984
Accounting and custody fees	86,464
Legal fees	58,743
Insurance fees	45,200
Compliance fees	43,414
Other fees	272,155
Total expenses	12,241,858
Net investment income	74,480,306

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) from:
Investments	47,262,281
Foreign currency transactions	(4,306,908)
Net realized gain from investments and foreign currency	42,955,373
Change in net unrealized appreciation/(depreciation) on:
Investments	35,007,767
Foreign currency translations	(297,686)
Change in net unrealized appreciation on investments and foreign currency	34,710,081
Net gain on investments and foreign currency	77,665,454
Increase in net assets from operations	$152,145,760

The accompanying notes are an integral part of these financial statements.
16

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
OPERATIONS

Net investment income	$74,480,306	$151,166,976
Net realized gain (loss) from:
Investments	47,262,281	(168,570,139)
Foreign currency transactions	(4,306,908)	349,425
Change in net unrealized appreciation/(depreciation) on:
Investments	35,007,767	49,159,769
Foreign currency translations	(297,686)	(1,133,502)
Increase in net assets from operations	152,145,760	30,972,529

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 6)

From net investment income	(89,680,434)	(145,880,132)
Net decrease in net assets from distributions to shareholders	(89,680,434)	(145,880,132)

CAPITAL SHARE TRANSACTIONS

Repurchase of shares	(14,427,312)	—
Decrease in net assets from capital share transactions	(14,427,312)	—
Net increase (decrease) in net assets	48,038,014	(114,907,603)

Net Assets
Beginning of year	1,019,133,402	1,134,041,005
End of year*	$1,067,171,416	$1,019,133,402

CAPITAL SHARE TRANSACTIONS

Common shares outstanding – beginning of year	221,030,493	221,030,493
Common shares retired	(3,544,829)	—
Common shares outstanding – end of year	217,485,664	221,030,493

*Including undistributed net investment income of:	$966,487	$14,679,389

The accompanying notes are an integral part of these financial statements.
Annual Report | October 31, 2013	17

Financial Highlights
(For a share outstanding throughout the year)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2013	2012	2011	2010	2009
PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of year	$4.61	$5.13	$5.90	$6.68	$7.85
Income from investment operations:
Net investment income	0.34	0.68	0.66	0.76	1.61
Net realized and unrealized gain (loss)	0.37	(0.54)	(0.76)	(0.35)	(1.10)
Total from investment operations	0.71	0.14	(0.10)	0.41	0.51

LESS DISTRIBUTIONS:

From net investment income	(0.41)	(0.66)	(0.67)	(1.19)	(1.68)
Total distributions	(0.41)	(0.66)	(0.67)	(1.19)	(1.68)
Net asset value per share, end of year	$4.91	$4.61	$5.13	$5.90	$6.68
Per share market value, end of year	$4.17	$4.22	$4.90	$5.63	$8.47

Total return based on:
Net Asset Value(a)	17.60%	4.01%	(2.28)%	4.52%	8.71%(b)
Market Value(a)	9.11%	(0.32)%	(2.19)%	(21.34)%	32.76%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$1,067,171	$1,019,133	$1,134,041	$1,304,949	$1,452,683
Ratio of total expenses to average net assets(c)	1.19%	1.27%	1.35%	1.53%(b)	1.45%
Ratio of net investment income to average net assets	7.24%	14.14%	11.00%	12.19%	24.48%
Portfolio turnover	192%	310%	367%(d)	487%(d)	653%(d)

Borrowing at End of Year
Aggregate Amount Outstanding (000)	$5,897	$51,500	$46,571	$179,465	$75,605
Asset Coverage Per $1,000 (000)	$181,979	$20,789	$25,351	$8,271	$20,214

(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	In 2009, 0.09% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized investment loss, and another 0.07% consists of a loss on an investment not meeting the Fund’s investment restriction. Excluding these items, total return would have been 8.55%.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.18%, 1.23%, 1.29%, 1.42% and 1.41% for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.
(d)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.
18

Notes to Financial Statements
October 31, 2013

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund has an investment objective to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at fair value following procedures approved by the Board.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value

Annual Report | October 31, 2013	19

Notes to Financial Statements
October 31, 2013

measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2013:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3*	Total Value
Common Stocks
Consumer Discretionary	$103,483,445	$—	$—	$103,483,445
Consumer Staples	112,524,108	—	—	112,524,108
Energy	88,366,292	—	—	88,366,292
Financials	236,826,101	4,970,474	—	241,796,575
Health Care	119,097,931	—	—	119,097,931
Industrials	130,797,675	—	—	130,797,675
Information Technology	118,714,584	—	—	118,714,584
Materials	54,851,774	—	—	54,851,774
Telecommunication Services	24,761,450	—	—	24,761,450
Utilities	39,103,435	—	—	39,103,435
Equity-Linked Structured Notes	—	25,299,085	—	25,299,085
Total	$1,028,526,795	$30,269,559	$—	$1,058,796,354

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$61,411	$—	$61,411
Liabilities
Forward Currency Contracts	$—	$(947,125)	$—	$(947,125)
Total	$—	$(885,714)	$—	$(885,714)
* For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

Notes to Financial Statements
October 31, 2013

For the year October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3

The significant unobservable input used in the fair value measurement of common stocks is the liquidity discount. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue. As of October 31, 2013, open Federal and New York tax years include the tax years ended October 31, 2010 through 2013.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax- exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

iI)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with

Annual Report | October 31, 2013	21

Notes to Financial Statements
October 31, 2013

respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. During the year ended October 31, 2013, the Fund entered into 10 forward currency contracts.

The following forward currency contracts were held at October 31, 2013:

Description	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
Swiss Franc	12/17/13	32,500,000 CHF	$35,132,856	$35,831,325	$(698,469)
British Pound	12/17/13	19,500,000 GBP	31,007,535	31,256,191	(248,656)
Japanese Yen	01/29/14	3,100,000,000 JPY	31,605,885	31,544,474	61,411
				$98,631,990	$(885,714)

I. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2013. The first table provides additional detail about the amounts and sources of unrealized appreciation/ (depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain and the change in unrealized appreciation/ (depreciation) resulting from the Fund’s derivatives and hedging activities during the year.

The effect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2013:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$61,411
Foreign exchange risk	Unrealized depreciation on forward currency contracts	(947,125)
Total		$(885,714)

Notes to Financial Statements
October 31, 2013

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013:

Derivatives	Statement of Operations Location	Net Realized Loss	Change in Unrealized Depreciation
Foreign exchange risk	Net realized gain (loss) from foreign currency transactions / Change in net unrealized appreciation/ (depreciation) on foreign currency translations	($3,816,016)	($885,714)

3. Purchase and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2013 are as follows:

Purchases	Sales
$1,948,166,393	$ 2,012,911,390

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2013.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

During the year ended October 31, 2013, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

Purchases	Sales
$10,277,934	$28,068,656

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2013, under the Repurchase Plan, the Adviser purchased 3,544,829 shares at an average price of $4.070, including commissions in the amount of $53,172.

6. Income Tax Information:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended October 31, 2012 and 2013 were as follows:

Distributions paid from:	2013	2012
Ordinary Income	$89,680,434	$145,880,132
Total	$89,680,434	$145,880,132

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2013, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $1,487,226 and decreased accumulated net realized loss by $(1,487,226). These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2013, the Fund utilized $33,276,447 of capital loss carryovers. At October 31, 2013, the Fund had available for tax purposes unused capital loss carryovers of $164,214,963, expiring on October 31, 2015, unused capital loss carryovers of $1,575,094,244, expiring on October 31, 2016, unused capital loss carryovers of $896,144,160, expiring on October 31, 2017, unused capital loss carryovers of $342,916,726, expiring on October 31, 2018, and capital loss carryovers of $24,530,686, expiring on October 31, 2019.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”), post- enactment capital losses that are carried forward will retain their character as either short-term or long- term capital losses rather than being considered all short- term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre- enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Annual Report | October 31, 2013	23

Notes to Financial Statements
October 31, 2013

Capital loss carryovers as of October 31, 2013 with no expiration are as follows:

Short Term	Long Term
$136,549,260	$—

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,553,363
Accumulated Capital Loss	(3,139,450,039)
Unrealized Appreciation	139,611,775
Total	$(2,997,284,901)

As of October 31, 2013, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$165,410,164
Gross depreciation on investments
(excess of tax cost over value)	(24,877,403)
Net unrealized appreciation	140,532,761
Cost of investments for income tax purposes	$918,263,593

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd and also executed a Committed Facility Agreement which allows the Fund to borrow on a secured and committed basis. As of October 31, 2012, the maximum commitment amount was $300,000,000 and increased to $700,000,000 from March 31, 2013 through May 31, 2013, and reverted to $300,000,000 through the remainder of fiscal 2013, unless terminated with six months’ notice by either party. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The maximum amount of the line of credit available is the lesser of 33.33% of the total assets of the Fund or the amounts disclosed above, including the amount borrowed. During the year ended October 31, 2013, the average borrowing by the Fund was $12,511,541 with an average rate on borrowings of 1.09%. During the year ended October 31, 2013, the maximum borrowing by the Fund was $86,049,239. Interest expense related to the loan for the year ended October 31, 2013 was $138,016. At October 31, 2013 the outstanding loan for the Fund was $5,896,658. The line of credit outstanding as of October 31, 2013 approximates fair value and would be categorized at Level 2.

8. Recent Accounting Pronouncement:

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $0.027 per common share on November 29, 2013 to common shareholders of record on November 21, 2013.

The Fund will also pay a distribution of $0.027 per common share payable on December 31, 2013 to common shareholders of record on December 23, 2013.

On December 19, 2013, the Board approved a 1 for 2 reverse stock split for the Fund, the effective date of which is expected to be January 21, 2014 prior to the opening of trading on the New York Stock Exchange. Once the reverse stock split is complete, each shareholder’s account will reflect fewer shares with a higher net asset value and market price per share, however, neither the Fund’s holdings nor the total value of shareholders’ investments will be affected. Immediately after the reverse stock split, each common shareholder will hold the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split.

On December 19, 2013, the Fund also declared a distribution of $0.0565 (as adjusted for the impact of the 1 for 2 reverse stock split expected to take effect January 21, 2014) per common share payable on January 31, 2014 to common shareholders of record on January 24, 2014.

24

Additional Information (unaudited)
October 31, 2013

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S.

Annual Report | October 31, 2013	25

Additional Information (unaudited)
October 31, 2013

Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

Fund Proxy and Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2013, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	20.43%
Qualified Dividend Income	67.88%

SHAREHOLDER MEETING

On May 21, 2013, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board and to conduct other business. The results of the proposals below reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board for a term of three years to expire at the 2016 Annual Meeting or until his successor has been duly elected and qualified.

James A. Jacobson
For	93.97%
Withheld	6.03%

H. Guy Leibler
For	93.60%
Withheld	6.40%

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	87.50%
Against	12.42%
Abstain	2.04%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

26

Additional Information (unaudited)
October 31, 2013

INDEPENDENT TRUSTEES*
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
H. Guy Leibler (59)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	18	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*
Jeffrey E. Wacksman (53)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	18	Director, International Succession Planning Association; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*
James A. Jacobson (68)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008)	18	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.
Eleanor T.M. Hoagland (62)	Independent Trustee	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	18	Trustee of each of the Alpine Trusts.
*	The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, and Alpine Global Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**	Alpine Woods Capital Investors, LLC manages eighteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the eighteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2013	27

Additional Information (unaudited)
October 31, 2013

INTERESTED TRUSTEE
Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (57)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	18	Trustee, Alpine Family of Funds.
*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**	Alpine Woods Capital Investors, LLC manages eighteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as open-end management investment companies. The Trustees oversee each of the eighteen portfolios within the Alpine Family of Funds.

28

Additional Information (unaudited)
October 31, 2013

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (88)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	18	None
Kenneth Corrado (49)	Chief Compliance Officer	Chief Compliance Officer, Alpine Woods Capital Investors, LLC since July 2013; Independent Compliance Consultant (2012-2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007-2012); Vice President and Chief Compliance Officer, BNY Asset Management (2000-2007), Compliance Officer, Prudential Insurance Company of America (1995-2000), Operations Manager, Prudential Insurance Company of America (1998-1995).	18	None
Ronald Palmer (45)	Chief Financial Officer and Treasurer	Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).	18	None
Andrew Pappert (33)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	18	None
*	Stephen A. Lieber is the father of Samuel A. Lieber.

**	Alpine Woods Capital Investors, LLC manages eighteen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the eighteen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2013	29

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Investment Adviser

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

Administrator &

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, MA 02171

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2012 was $86,116 and for fiscal year 2013 was $111,181.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2012 and $0 in fiscal year 2013.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $9,677 in fiscal year 2012 and $6,843 in fiscal year 2013.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $10,947 in fiscal year 2012 and $19,029 in fiscal year 2013. The fees were for consulting and advisory services regarding enterprise risk management.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $109,474 in fiscal year 2012 and $190,297 in fiscal year 2013. The fees were for consulting and advisory services regarding enterprise risk management.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E. Wacksman
James A. Jacobson

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Joshua Duitz	Portfolio Manager	Since December 2012	Mr. Joshua Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.
Brian Hennessey	Portfolio Manager	Since December 2012	Mr. Brian Hennessey joined Alpine in December 2008, bringing nine years of investment experience. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments.

(a)(2) Other Accounts Managed as of December 31, 2013

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Joshua Duitz
Registered Investment Companies	3	526.3	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brian Hennessey
Registered Investment Companies	2	386.7	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of December 31, 2013

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm. (a)(4) Dollar Range of Securities Owned as of December 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Joshua Duitz	$10,001 - $50,000
Brian Hennessey	$1 - $10,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share (1)	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (2)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs (2)
May	459,536	$4.235	459,536	(3)
June	—	$—	—	(3)
July	353,815	$4.037	353,815	(3)
August	774,629	$3.999	774,629	(3)
September	241,200	$3.977	241,200	(3)
October	—	$—	—	(3)
Total	1,829,180	$4.063	1,829,180	(3)

(1)	Average price per share includes commissions paid

(2)	On February 27, 2013, the Fund’s Board of Trustees announced a share repurchase plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, its outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, and subject to market conditions and investment considerations. The Board will continue to monitor the Repurchase Plan, which can be terminated at any time. Additionally, a notice that the Registrant may purchase at market prices from time to time its common shares in the open market in accordance with Section 23(c) of the Investment Company Act of 1940 is included in the Registrant’s Semi-Annual and Annual reports.

(3)	The Repurchase Plan did not specify a number of shares that may be purchased. The amount and timing of Repurchases is at the discretion of the Fund’s investment adviser and is monitored by the Board of Trustees.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date: January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date: January 7, 2014